UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DELAWARE POOLED TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]          No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

Subject Line: CLIENT NAME - Delaware Pooled Trust Proxy

Body of Email:

Good morning/Good afternoon:

I am following up to be sure you received proxy materials, which were recently mailed to the address of record for the Delaware Pooled Trust International Equity account referenced in the subject line of this email.

If you have received the materials, we are asking that you promptly vote the shares over the telephone or online by March 11th, 2016. Simply call 800.690.6903 or visit www.proxyvote.com. When voting, please refer to the control number listed on the proxy card.

If you have not received the proxy materials, please call us at 800.231.8002 and we will have a duplicate sent via email.  Your vote is important!

Thank you.
Client Services Support Team

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